UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

A. O. Corporation (the “Company”) held its Annual Meeting of Stockholders on April 15, 2013 for the purposes of the election of the Company’s Board of Directors, to hold an advisory vote to approve the compensation of our named executive officers, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, to approve an amendment to our Amended and Restated Certificate of Incorporation to increase authorized shares of Common Stock and to approve an amendment to our Amended and Restated Certificate of Incorporation to decrease authorized shares of Class A Common Stock.

The voting results for the election of the Company’s Board of Directors were as follows:

Class A Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Ronald D. Brown	6,471,841	228	0
Paul W. Jones	6,471,841	228	0
Ajita G. Rajendra	6,471,841	228	0
Mathias F. Sandoval	6,471,841	228	0
Bruce M. Smith	6,471,841	228	0
Mark D. Smith	6,471,571	498	0

Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Gloster B. Current, Jr.	33,297,454	251,025	2,511,598
William P. Greubel	32,871,733	676,746	2,511,598
Idelle K. Wolf	33,291,368	257,111	2,511,598
Gene C. Wulf	33,290,102	258,376	2,511,598

The advisory voting results for the approval of the compensation of the Company’s named executive officers were as follows:

Total Votes
For	9,761,930
Against	51,350
Abstain	13,637
Broker Non-Votes	251,160

The voting results to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013 were as follows:

Total Votes
For	10,034,337
Against	39,255
Abstain	4,485
Broker Non-Votes	0

The voting results for the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase authorized shares of Common Stock (conditioned on stockholder approval of proposal 5) were as follows:

Total Votes
For	9,949,417
Against	122,217
Abstain	6,443
Broker Non-Votes	0

The voting results for the approval of an amendment to our Amended and Restated Certificate of Incorporation to decrease authorized shares of Class A Common Stock (conditioned on stockholder approval of proposal 4) were as follows:

Total Votes
For	10,023,473
Against	39,538
Abstain	15,066
Broker Non-Votes	0

Item 8.01. Other Events

On April 15, 2013, the Company issued a news release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein, announcing that its Board of Directors approved a plan to split the Company’s stock two-for-one in the form of a 100 percent stock dividend, payable to owners of Common Stock and Class A Common Stock. The record date for the stock dividend is April 30, 2013. The payment date for the stock dividend is May 15, 2013.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being filed herewith:

(99.1) News Release of A. O. Smith Corporation, dated April 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 16, 2013	By:	/s/ James F. Stern
James F. Stern Executive Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K dated April 15, 2013

Exhibit
Number	Description
99.1	News Release of A. O. Smith Corporation, dated April 15, 2013.

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